UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia                                            No. 0-16587                                             55-0672148
(State or other jurisdiction of                (Commission File Number)                            (I.R.S. Employer
incorporation or organization)                                                   Identification No.)
300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On December 9, 2022, Summit Financial Group, Inc. (“Summit”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PSB Holding Corp. (“PSB”), a Maryland corporation headquartered in Preston, Maryland, pursuant to which PSB will merge with and into Summit, with Summit as the surviving entity (the “Merger”). Immediately following the Merger, Provident State Bank, Inc., a Maryland banking corporation and PSB’s wholly owned banking subsidiary, will be merged with and into Summit’s wholly-owned banking subsidiary, Summit Community Bank, Inc., a West Virginia banking corporation (“Summit Community Bank”), with Summit Community Bank surviving as the surviving bank (the “Bank Merger”). The Agreement was approved and adopted by the Board of Directors of Summit and PSB.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of PSB common stock, par value $10.00 per share (“PSB Common Stock”) will be converted into the right to receive 1.2347 shares of Summit common stock, par value $2.50 per share (“Summit Common Stock”), which equates to $35.00 per share of PSB common stock based on the 20-day average closing price of $28.35 per share for Summit Common Stock through December 8, 2022.  In addition, at the Effective Time, each outstanding option to purchase shares of PSB Common Stock (“PSB Option”) will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the difference between (a) $35.00 and (b) the exercise price (rounded to the nearest cent) for each outstanding PSB Option by (ii) the number of shares of PSB Common Stock subject to such PSB Option.

The Merger Agreement contains customary representations and warranties from both Summit and PSB, each with respect to its and its subsidiaries’ businesses, and each party has agreed to customary covenants, including, among others, PSB’s covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and (2) non-solicitation of alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement, including the Merger, by the affirmative vote of at least two-thirds of the votes entitled to be cast at a meeting of the PSB shareholders in which a quorum is present, (2) authorization for listing on the NASDAQ of the shares of Summit Common Stock to be issued in the Merger, (3) the receipt of required regulatory approvals, (4) effectiveness of the registration statement on Form S-4 for the Summit Common Stock to be issued in the Merger, (5) the absence of any order, injunction, writ, decree or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal, (6) the absence of any burdensome regulatory conditions in connection with the required regulatory approvals, (7) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (8) performance in all material respects by the other party of its obligations under the Merger Agreement, (9) the receipt by the other party of an officers’ certificate certifying satisfaction of conditions, and (10) the receipt by such party of an opinion from its respective counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

With respect to Summit, there are additional conditions to closing including (i) that there shall be less than 7.5% of issued and outstanding PSB Common Stock for which the holders thereof have voted against the approval of the Merger Agreement and the Merger and who has properly perfected his, her or its dissenter’s rights of appraisal by following the exact procedure required by Maryland law, (ii) the delivery of voting agreements from the PSB directors who beneficially own or control shares of PSB common stock and (iii) the delivery of support agreements from the directors of PSB.

The Merger Agreement provides certain termination rights for both Summit and PSB, including, among others, by mutual consent of the parties, by either party upon the failure to obtain the requisite regulatory approvals or by Summit if a requisite regulatory approval contains a burdensome condition on it, by either party if the Merger is not consummated by December 1, 2023, by either party if the other materially breaches a representation or warranty, by either party for PSB not obtaining the required shareholder vote, and by either party upon the occurrence of a material adverse effect on the other party.

PSB may also elect to terminate the Merger Agreement (but only within two calendar days after the fifth calendar day immediately prior to the Effective Time) if both (1) the ratio (the “Summit Ratio”), the numerator of which is the average of the volume weighted average price per share of Summit Common Stock over the 20 consecutive trading days ending on the trading day immediately prior to the fifth calendar day immediately prior to the Effective Time (the “Determination Date”) and the denominator of which is the average of the volume weighted average price per share of Summit Common Stock over the 20 consecutive trading days ending on the trading day immediately preceding the date of the Merger Agreement, is less than 0.85 and (2) the difference between (a) the number obtained by dividing (i) the average closing value of the NASDAQ Bank Index (IXBK) for the 20 consecutive trading days ending on the trading day immediately prior to the Determination Date by (ii) the average closing value of the NASDAQ Bank Index (IXBK) for the 20 consecutive trading days ending on the trading day immediately preceding the date of the Merger Agreement and (b) the Summit Ratio, is greater than 0.15. If PSB elects to terminate under the provision described above, Summit shall have the option to increase the per share stock consideration pursuant to a certain formula described in the Merger Agreement.

The Merger Agreement provides that PSB will pay a fee of $2,200,000.00 to Summit if (1) Summit terminates the Merger Agreement because (a) the PSB board of directors changes its recommendation to its shareholders or fails to include the agreed board recommendation in the proxy statement/prospectus to be filed by Summit, (b) PSB enters into an acquisition agreement that does not violate the non-solicitation covenants, or (c) PSB intentionally or materially breaches its covenant to hold the PSB shareholder meeting to vote on the Merger Agreement and Merger or the non-solicitation covenant, or (2) PSB terminates the Merger Agreement because it enters into an acquisition agreement that does not violate the non-solicitation covenants.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Unless otherwise provided in the Merger Agreement, the representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Summit or PSB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Summit, PSB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of PSB and a prospectus of Summit, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Summit makes with the Securities and Exchange Commission (“SEC”).

Section 8 – Other Events
ITEM 8.01 Other Events

Support Agreements

Simultaneous with the execution of the Merger Agreement, Summit entered into a support agreement with each director of PSB. The support agreement provides generally that the executing party will not solicit the former employees or customers of PSB or any of its subsidiaries, or compete within a 25-mile radius of any location of PSB, any PSB subsidiary, Summit or Summit subsidiary, for a period of 18 months following the Effective Time of the Merger, subject to certain exceptions. A form of the support agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Voting Agreements

Simultaneous with the execution of the Merger Agreement, Summit entered into a voting agreement with each director of PSB in his or her capacity as a shareholder (each a “Shareholder”). The voting agreement generally provides that each Shareholder will vote his or her shares in favor of the Merger Agreement and the Merger. The voting agreement further provides that each Shareholder will vote against approval of any alternative acquisition proposal or any other proposal made in opposition to or in competition with the Merger Agreement and the Merger. A form of the voting agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Press Release

Summit and PSB issued a press release, and Summit provided an investor presentation of the pro forma financial impact to interested parties concerning the acquisition of PSB. A copy of the press release and investor presentation are attached hereto as Exhibits 99.3 and 99.4 and are being furnished to the SEC and shall not be deemed “filed” for any purpose.

Additional Information About the Merger and Where to Find It

The information in this Current Report on Form 8-K and the exhibits incorporated herein by reference does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, Summit will file with the SEC a Registration Statement on Form S-4 with respect to the offering of Summit Common Stock as the merger consideration under the Securities Act of 1933, which will include a proxy statement of PSB seeking approval of the Merger by PSB’s shareholders and a prospectus of Summit. PSB will deliver the proxy statement/prospectus to its shareholders. In addition, Summit may file other relevant documents concerning the proposed Merger with the SEC. Investors and security holders are urged to read the registration statement and proxy statement/prospectus and other relevant documents when they become available because they will contain important information about the proposed Merger.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Summit and PSB may also obtain free copies of these documents by directing a request to Ms. Teresa Ely, Summit’s Director of Shareholder Relations, by telephone at (304) 530-0526 or by email at tely@summitfgi.com or by accessing these documents at Summit’s website: www.summitfgi.com or PSB’s website at www.providentstatebank.com under the tab “Investor Relations”.  The information on Summit’s and PSB’s website is not, and shall not be deemed to be, a part of this Report or the exhibits incorporated herein or incorporated into other filings made with the SEC.

Participants in the Solicitation

Summit, PSB and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from PSB’s shareholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PSB shareholders in connection with the Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of Summit in its Annual Report on Form 10-K for the year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on April 11, 2022. Information about the directors and executive officers of PSB may be obtained by reading the proxy statement/prospectus regarding the Merger when it becomes available. You can obtain free copies of these documents from Summit or PSB using the contact information above.

Forward-Looking Statements

This Current Report on Form 8-K, the press release and the investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements about: (i) the benefits of a merger between PSB and Summit, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Summit’s and PSB’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements.  These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Summit and PSB and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of PSB and Summit. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Summit and PSB may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of PSB may fail to approve the merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Summit and PSB are engaged; (7) changes in the interest rate environment may adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Summit’s and PSB’s markets could adversely affect operations; (10) the economy could experience a slowdown that could adversely affect credit quality and loan originations; (11) current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; and (12) increasing rates of inflation and slower growth rates. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

Summit and PSB caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Summit or PSB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit and PSB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

d.		Exhibits

	2.1	Agreement and Plan of Merger dated as of December 9, 2022, by and between Summit Financial Group, Inc. and PSB Holding Corp. (listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). Summit agrees to furnish a supplemental copy of such schedules upon request of the SEC).

	99.1	Form of Support Agreement, dated as of December 9, 2022, by and among Summit Financial Group, Inc. and each director of PSB Holding Corp. (attached as Exhibit B to Exhibit 2.1 hereto).

	99.2	Form of Voting Agreement, dated as of December 9, 2022, by and among Summit Financial Group, Inc. and each director of PSB Holding Corp. (attached as Exhibit C to Exhibit 2.1 hereto).

	99.3	Press Release, dated December 12, 2022, issued by Summit Financial Group, Inc.

	99.4	Investor Presentation, dated December 12, 2022, issued by Summit Financial Group, Inc.

	104	Cover-Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.
Date: December 12, 2022
By: /s/ Julie R. Markwood Julie R. Markwood Executive Vice President and Chief Accounting Officer